Federated Hermes Global Equity Fund
A Portfolio of Federated Hermes Adviser Series
INSTITUTIONAL SHARES (TICKER FHGIX)
CLASS R6 SHARES (TICKER FGERX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2024
On May 16, 2024, the Board of Trustees (the “Board”) of Federated Hermes Adviser Series (the “Trust”) approved a Plan of Liquidation (the “Plan”) for the Federated Hermes Global Equity Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about November 22, 2024 (the “Liquidation” or the “Liquidation Date”).
In approving the Liquidation, the Board determined the Liquidation is in the best interests of the Fund and its shareholders. Accordingly, the Fund’s investment adviser will begin positioning the Fund for liquidation, which may cause the Fund to deviate from its stated investment objectives and strategies, including, but not limited to, the Fund’s policy to invest at least 80% of net assets (plus any borrowings for investment purposes) in equity investments. It is anticipated that the Fund’s portfolio will be converted into cash or cash equivalents on or prior to the Liquidation Date.
Effective on or about July 15, 2024, the Fund will be closed to new accounts and new investments (excluding reinvestments of dividends). Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemptions shall follow the procedures set forth in the Plan.
Capital gains, if any, will be distributed to shareholders prior to the Liquidation. Final dividends, if any, will be distributed with the Liquidation proceeds.
At any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Shareholders of the Fund’s Institutional Shares and Class R6 Shares may exchange shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging.
The Liquidation of the Fund will be a recognition event for tax purposes. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the Liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
May 20, 2024

Federated Hermes Global Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456789 (5/24)
© 2024 Federated Hermes, Inc.